SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                October 24, 1996



                           DIGITAL DATA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)




      Washington                    0-27704                    91-1426372
(State of Incorporation)      (Commission File No.)        (I.R.S. Employer
                                                         Identification Number)


                          3102 Maple Avenue, Suite 230
                               Dallas, Texas 75201
                    (Address of principal executive offices)


                                 (214) 969-7200
              (Registrant's telephone number, including area code)

ITEM 7.  Financial Statements and Exhibits.

                  (a) & (b)         Audited financial statements of
                                    Pro.Net Communications, Inc. for the fiscal years ended September 30, 1995 and 1994, and the unaudited six-month interim period ended
                                    March 31, 1996, as reported in the
                                    Registrant's Form 8K dated June 18, 1996.

                  (c)               Not applicable.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           DIGITAL DATA NETWORKS, INC.

Date:   October 24, 1996                    By: /s/  Richard J. Boeglin
                                               ------------------------
                                               Richard J. Boeglin,
                                               V.P., Finance and Operations

                           PRO.NET COMMUNICATIONS INC.


                              FINANCIAL STATEMENTS
                         (Expressed in Canadian Dollars)


                                 MARCH 31, 1996

PRO.NET COMMUNICATIONS INC.
BALANCE SHEETS
(Expressed in Canadian Dollars)


                                                                          (Unaudited)
                                                                            March 31,    September 30,    September 30,
                                                                                 1996             1995             1994


ASSETS

Current
     Cash and cash equivalents                                         $       78,101   $       56,296   $       41,024
     Funds held in trust                                                        4,000            4,000             -
     Accounts receivable                                                       38,390           18,454            7,646
     Investment tax credit recoverable                                         89,194           76,005             -
     Prepaid expenses and deposits                                              6,125              589              109
                                                                       --------------   --------------   --------------

     Total current assets                                                     215,810          155,344           48,779
Capital assets (Note 3)                                                        56,046           38,267           35,454
                                                                       --------------   --------------   --------------

     Total assets                                                      $      271,856   $      193,611   $       84,233
     ==================================================================================================================


LIABILITIES AND SHAREHOLDERS' EQUITY

Current
     Accounts payable                                                  $      142,390   $       79,178   $        4,177
     Deferred revenue                                                          27,672           17,468             -
     Due to related parties (Note 6)                                          221,809          198,250             -
                                                                       --------------   --------------   -----------

     Total current liabilities                                                391,871          294,896            4,177
                                                                       --------------   --------------   --------------

Shareholders' equity Capital stock (Note 4)
        Authorized
          100,000,000  common shares without par value
        Issued and outstanding
            4,400,000  common shares (September 30,
            1994 - 2,000,000; September 30,
            1995 - 2,200,000)                                                 397,000          287,000          212,000
     Accumulated deficit                                                     (517,015)        (388,285)        (131,944)
                                                                       --------------   --------------   --------------

     Total shareholders' equity (deficiency)                                 (120,015)        (101,285)          80,056
                                                                       --------------   --------------   --------------

     Total liabilities and shareholders' equity                        $     (271,856)  $      193,611   $       84,233
     ==================================================================================================================

Approved by the Directors:



                                     Director       /s/ Peter Ciccone   Director


   The accompanying notes are an integral part of these financial statements.

PRO.NET COMMUNICATIONS INC.
STATEMENTS OF OPERATIONS
(Expressed in Canadian Dollars)


                                                                                                                   From
                                                                          (Unaudited)                  Incorporation on
                                                                            Six Month                         April 21,
                                                                         Period Ended       Year Ended          1994 to
                                                                            March 31,    September 30,    September 30,
                                                                                 1996             1995             1994
-----------------------------------------------------------------------------------------------------------------------



REVENUE                                                                $       93,616   $      112,718   $           35

COST OF REVENUE                                                                93,350          130,260           27,376
                                                                       --------------   --------------   --------------

GROSS PROFIT (LOSS)                                                               266          (17,542)         (27,341)
                                                                       --------------   --------------   --------------


EXPENSES
     Bad debts                                                                  3,135            3,169             -
     Depreciation and amortization                                              8,565            5,137            2,489
     Interest and bank charges                                                  1,635            3,785               21
     Management fees                                                           31,500           55,500             -
     Office                                                                     9,287           11,276           15,343
     Professional fees                                                         12,610            6,835            2,649
     Rent                                                                       4,851            9,730            5,595
     Research and development (Note 5)                                         47,104          124,930           58,471
     Telephone                                                                  5,308            9,164            3,190
     Travel and promotion                                                      10,435           22,403            8,474
     Wages and benefits                                                          -                -               8,371
                                                                       --------------   --------------   --------------

     Total operating expenses                                                 134,430          251,929          104,603
                                                                       --------------   --------------   --------------


Loss from operations                                                         (134,164)        (269,471)        (131,944)


OTHER INCOME                                                                    5,434           13,130             -
                                                                       --------------   --------------   -----------


Net loss for the period                                                $     (128,730)  $     (256,341)  $     (131,944)
========================================================================================================================


Loss per share                                                         $            (0.03)$            (0.13)$            (0.09)
================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

PRO.NET COMMUNICATIONS INC.
STATEMENTS OF SHAREHOLDERS' EQUITY
(Expressed in Canadian Dollars)


                                                                                               Deficit
                                                                                           Accumulated
                                                                                            During the            Total
                                                              Number                       Development    Shareholders'
                                                           of Shares           Amount            Stage           Equity
                                                     -----------------------------------------------------------------------

Balances at April 21, 1994                                      -      $         -      $         -      $         -

Issued for cash
     at $0.01 per share                                    1,200,000           12,000                            12,000
     at $0.25 per share                                      800,000          200,000                           200,000
Net loss for the period                                                                       (131,944)        (131,944)
                                                      --------------   --------------   --------------   --------------


Balances at September 30, 1994                             2,000,000          212,000         (131,944)          80,056

Issued for cash
     at $0.50 per share                                      100,000           50,000                            50,000
     at $0.25 per share                                      100,000           25,000                            25,000
Net loss for the period                                                                       (256,341)        (256,341)
                                                      --------------   --------------   --------------   --------------

Balances at September 30, 1995                             2,200,000          287,000         (388,285)        (101,285)

Issued for cash
     at $0.05 per share                                    2,200,000          110,000                           110,000
Net loss for the period                                                                       (128,730)        (128,730)
                                                      --------------   --------------   --------------   --------------

Balances at March 31, 1996                                 4,400,000   $      397,000   $     (517,015)  $     (120,015)
========================================================================================================================





   The accompanying notes are an integral part of these financial statements.

PRO.NET COMMUNICATIONS INC.
STATEMENTS OF CASH FLOWS
(Expressed in Canadian Dollars)


                                                                                                                   From
                                                                          (Unaudited)                  Incorporation on
                                                                            Six Month                         April 21,
                                                                         Period Ended       Year Ended          1994 to
                                                                            March 31,    September 30,    September 30,
                                                                                 1996             1995             1994
-----------------------------------------------------------------------------------------------------------------------


OPERATING ACTIVITIES
     Net loss for the period                                           $     (128,730)  $     (258,686)  $     (131,944)
     Adjustments to reconcile net loss for the period
       to net cash used in operating activities
        Depreciation and amortization                                          15,538           18,093            9,121
     Changes in operating assets and liabilities
        Accounts receivable                                                   (16,864)         (13,880)          (7,646)
        Investment tax credit recoverable                                     (13,189)         (76,005)            -
        Prepaid expenses                                                       (5,536)            (480)            (109)
        Accounts payable                                                       60,140           78,073            4,177
        Deferred revenue                                                       10,204           17,468             -
                                                                       --------------   --------------   -----------

     Net cash used for operating activities                                   (78,437)        (235,417)        (126,401)
                                                                       --------------   --------------   --------------


INVESTING ACTIVITIES
     Purchase of capital assets                                               (33,317)         (18,561)         (44,575)
                                                                       --------------   --------------   --------------


FINANCING ACTIVITIES
     Proceeds from issuance of capital stock                                  110,000           75,000          212,000
     Advances from related parties                                             23,559          198,250             -
     Funds held in trust                                                         -              (4,000)            -
                                                                       --------------   --------------   -----------

                                                                              133,559          269,250          212,000
-------------------------------------------------------------------------------------   --------------   --------------


Increase in cash and cash equivalents                                          21,805           15,272           41,024


Cash and cash equivalents, beginning of period                                 56,296           41,024            -
                                                                       --------------   --------------   ----------


Cash and cash equivalents, end of period                               $       78,101   $       56,296   $       41,024
=======================================================================================================================


Supplemental disclosures:  None

   The accompanying notes are an integral part of these financial statements.

PRO.NET COMMUNICATIONS INC.
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
MARCH 31, 1996




1.      NATURE OF OPERATIONS

        Pro.Net Communications Inc. was incorporated under the laws of British Columbia, Canada on April 21, 1994. The Company's principal line of business includes providing Internet access services.

2.      SIGNIFICANT ACCOUNTING POLICIES

        Use of estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

        Cash and cash equivalents

        Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

        Capital assets

        Capital assets are recorded at cost. Depreciation is provided over the estimated useful lives on the declining balance method at the following rates:

           Furniture and fixtures                20%
           Computer equipment                    30%
           Computer software                    100%

        Capitalized software costs

        Financial accounting standards provide for capitalization of certain software development costs after technical feasibility of the software is attained. No such costs have been capitalized to date because the impact on the financial statements would not be material.

        Advertising costs

        Advertising costs are expensed in the period incurred. Included in travel and promotion are advertising costs of $541 (September 30, 1995 - $1,720; September 30, 1994 - $Nil).

        Revenue recognition

        Revenue is derived from providing Internet access services, developing world wide web sites, training and consulting. Revenues from providing Internet access services are recognized 50% in the month the customer signs up for services, the remainder is recognized on a straight-line basis over the term of the contract, generally one year. To the extent that the Company receives payment for Internet access in advance of providing the service, such prepaid amounts are recorded as deferred revenue until the service is provided. Revenues from developing world wide web sites, training and consulting are recognized in the period in which these services are performed.

        The Company will sell its products throughout the world, however, the most significant geographical area is Canada. The Company performs ongoing credit evaluations of its customers and generally does not require collateral on domestic sales.

PRO.NET COMMUNICATIONS INC.
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
MARCH 31, 1996



2.      SIGNIFICANT ACCOUNTING POLICIES (cont'd.....)

        Government assistance

        Investment tax credits for Scientific Research and Development expenses from Revenue Canada are included in income in the year the related research and development expenses are incurred. Other government grants relating to research and development expense are recorded as a reduction of expenses when the related expenditures are incurred.

        Foreign currency translation

        The Company translates foreign currency transactions and balances using the temporal method. Under this method, monetary assets and liabilities are translated at period-end rates whereas non-monetary assets and liabilities are recorded at rates prevailing at the transaction dates. Revenue and expenses are translated at the average monthly rate throughout the period. Currency gains and losses are reflected in the results of operations for the periods and were not significant. The Company records all transactions in Canadian dollars because primarily all of it's business activity is in Canada.

        Loss per share

        Loss per share is based on the weighted average number of common shares outstanding during the period. For the periods ended March 31, 1996, September 30, 1995 and 1994, the weighted average number of shares outstanding were 3,907,104, 2,055,342, and 1,506,173, respectively.

        Fully diluted loss per share considers the dilutive impact of the conversion of outstanding stock options and warrants as if the events had occurred at the beginning of the period. For the periods ended March 31, 1996, September 30, 1995 and 1994, this calculation proved to be anti-dilutive.

        New accounting standards

        In March 1995, the Financial Accounting Standards Board issued SFAS 121, "Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", effective for fiscal years beginning after December 15, 1995. SFAS 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. SFAS 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The Company does not believe, based on current circumstances, the effect of adoption of SFAS 121 will be material.

        In October 1995, the Financial Accounting Standards Board issued SFAS 123, "Accounting for Stock-Based Compensation", effective for fiscal years beginning after December 15, 1995. SFAS 123 establishes the fair value based method of accounting for stock-based compensation arrangements, under which compensation cost is determined using the fair value of the stock option at the grant date and is recognized over the periods in which the related services are rendered. If the Company were to retain its current intrinsic value based method, as allowed by SFAS 123, it will be required to disclose the pro forma effect of adopting the fair value based method. The Company does not plan to adopt the fair value based method.

        United States Generally Accepted Accounting Principles

        Accounting under United States and Canadian generally accepted accounting principles is substantially the same with respect to the accounting principles used by the Company in the preparation of these financial statements.

PRO.NET COMMUNICATIONS INC.
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
MARCH 31, 1996




3.      CAPITAL ASSETS



                                                                          (Unaudited)
                                                                            March 31,    September 30,    September 30,
                                                                                 1996             1995             1994
                                                                       ------------------------------------------------
        Furniture and fixtures                                         $       17,114   $        2,144   $           80
        Computer software                                                       6,966            6,966            6,966
        Computer equipment                                                     72,373           54,026           37,529
                                                                       --------------   --------------   --------------

                                                                               96,453           63,136           44,575
        Accumulated depreciation                                              (40,407)         (24,869)          (9,121)
                                                                       --------------   --------------   --------------

                                                                       $       56,046   $       38,267   $       35,454
                                                                       ================================================



4.      CAPITAL STOCK



                                                                                             Number of
                                                                                         Common Shares           Amount
                                                                                         ------------------------------
        Authorized
           100,000,000 common shares without par value

        Issued

           Balance at April 21, 1994                                                              -      $         -

               Issued for cash
                  Private placement                                                          2,000,000          212,000
                                                                                        --------------   --------------

           Balance at September 30, 1994                                                     2,000,000          212,000

               Issued for cash
                  Private placement                                                            200,000           75,000
                                                                                        --------------   --------------

           Balance at September 30, 1995                                                     2,200,000          287,000

               Issued for cash
                  Private placement                                                          2,200,000          110,000
                                                                                        --------------   --------------

           Balance at March 31, 1996                                                         4,400,000   $      397,000
           ============================================================================================================


        As at March 31, 1996, the Company had stock options outstanding enabling the holders to acquire up to 840,000 common shares at $0.25 per share to the earlier of June 27, 1996 or the directors approving the application to list the Company's shares on a stock exchange.

PRO.NET COMMUNICATIONS INC.
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
MARCH 31, 1996




5.      RESEARCH AND DEVELOPMENT


                                                                          (Unaudited)
                                                                            March 31,    September 30,    September 30,
                                                                                 1996             1995             1994
                                                                        -----------------------------------------------
        Depreciation and  amortization                                  $       6,973   $       10,611   $        6,632
        Consulting                                                             48,750          126,000           24,650
        Wages and benefits                                                      4,570           54,101           22,500
        Office and general                                                       -              36,246            4,689
        Investment tax credit on research and development                     (13,189)        (102,028)            -
                                                                        -------------   --------------   -----------

                                                                        $      47,104   $      124,930   $       58,471
                                                                        ===============================================


6.      RELATED PARTY TRANSACTIONS

        The Company entered into the following transactions with related parties:

        a) Paid $31,500 (September 30, 1995 - $55,500; September 30, 1994 -
           $Nil) in management fees to directors of the Company.

        b) Paid $14,200 (September 30, 1995 - $12,569; September 30, 1994 -
           $Nil) for acquisition of computer equipment and furniture and fixtures from directors of the Company.

        Due to related parties is comprised of loans made to the Company by certain directors. The loans are non-interest bearing, unsecured and have no stated terms of repayment.


7.      INCOME TAXES

        The Company has non-capital losses in excess of $300,000 which are available to offset future taxable income, the potential benefits of which are not reflected in these financial statements.


8.      SEGMENTED INFORMATION

        The Company currently conducts substantially all of its operations in Canada in one business segment.